EXHIBIT 99.1

Covius Real Estate Services, LLC (“covius”) Executive Summary

Executive Summary
SGR 2021-1

(1)	Type of Assets.

Covius Real Estate Services, LLC (“CRES”) performed the due diligence services described below on residential mortgage loans originated by two lenders for SG Capital Partners LLC dba Clear Edge Lending and its affiliates and acquired directly (or indirectly) by Shelter Growth Master Residential Mortgage Credit Fund A LP (individually and collectively the “Client”). The loan reviews were conducted in December 2020 through May 2021 by CRES.

(2)	Number of Assets.

There were 264 assets in the loan population.

(3)	Review Process.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due- Diligence Criteria, in addition to the review grading of “Meets Guidelines” or “Does Not Meet Guidelines”:

NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	• U.S. RMBS Rating Criteria dated May 11, 2020 • U.S. RMBS Rating Criteria dated May 4, 2021
Kroll Bond Rating Agency, LLC.	• U.S. RMBS Rating Methodology, dated February 2, 2021 • U.S. RMBS Methodology, dated July 7, 2016

The post-closing reviews included a re-underwrite of each borrowers’ credit, an analysis of the property valuation, and regulatory compliance testing. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4)	Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 264 mortgage loans with an aggregate original principal balance of approximately $202,721,029. The mortgage loans were originated from November 20, 2020, to April 19, 2021, by two sellers.

(5)	Asset Review

In connection with the credit re-underwrite, CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Employment and Income (DTI Loans): Reviewed borrower(s)’ employment and income documentation used for qualification purposes and as applicable, Appendix Q or Ability to Repay, including recalculation of debt-to-income ratio (DTI) to confirm compliance with underwriting guidelines. Items reviewed included: (i) verbal or written verifications of employment, (ii) pay stubs, (iii) W-2’s, (iv) federal tax returns, (v) bank statements, (vi) profit and loss statements, and (vii) IRS tax transcripts (when provided).

Leases and Market Rents (DSCR Loans): Reviewed lease agreements and third-party market rent documents to confirm compliance with Debt-Service-Coverage-Ratio requirements. Note, the documentation that can be used to establish market rents can vary from lender to lender. CRES reviews the market rent source, to ensure compliance with applicable guidelines. In some cases, lenders may not require proof of market rents, if a sourced payment history can be provided along with the lease agreement.

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines and as applicable Appendix Q or Ability to Repay.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines, debt to income and debt service coverage ratio requirements.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

A Fannie Mae UCDP Submission Summary Report with a Collateral Underwriter Risk Score of 2.5 or less or an enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from a client approved AMC is required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from a client approved AMC is acceptable. The source of the Appraisal Review Product may not be the same AMC used for the appraisal. If the Collateral Underwriter Risk Score is greater than 2.5 an enhanced desk review product was also required. If the Appraisal Review Product value is more than 10% below the appraised value, a second field review or appraisal was required. In certain cases, correspondents may include an enhanced desk review product from a Client approved AMC. All ARR or CDA documentation provided by a client approved AMC vendor was recorded by CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

The seller provided a Fannie Mae UCDP Submission Summary Report with a Collateral Underwriter Risk Score of 2.5 or less, enhanced desk review from a notable AMC or two full appraisals on all 264 loans. All loans within the population were returned within a 10% variance from the original appraised value.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology (Consumer Loans )

CRES reviews on 153 consumer loans included comprehensive audit of fees and disclosed federal, state, municipal requirements along with timing of delivery requirements for TRID related Loan Estimates (LE’s) and the Initial Closing Disclosure (CD’s). The reviews track delivery and receipt requirements for all LE’s and CD’s, tracks fee changes and changed circumstances affecting fees and provides a fee tolerance comparison across all LE’s and CD’s. In addition to the TRID specific items, the loans were also subject to the following Pre-TRID and Post- TRID compliance testing. Note that the pool of loans contains three asset that was classified as “business purpose”. In such cases certain compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

CRES utilizes a third party compliance company’s software for certain compliance tests. The following Pre-TRID, TRID, Qualified Mortgage (QM), and High Costs related test were completed within the third party compliance software:

Qualified Mortgage (12 CFR § 1026.43)

(I)	Negative Amortization Loan test.
(II)	Interest Only Loan test.
(III)	Balloon Payment Loan test.
(IV)	Loan Term test.
(V)	Points and Fees test.
(VI)	The Qualified Mortgage DTI Threshold test.

Federal High-Cost Mortgage (HOEPA - Amended) (12 CFR §1026.32)

(I)	APR threshold test.
(II)	Points and fees threshold test.
(III)	Prepayment penalty threshold test.
(IV)	Is Not a High-Costs Mortgage.

Federal Higher-Priced Mortgage Loan (2013 Provisions) (12 CFR §1026.35)

(I)	Higher-Priced Mortgage Loan test.
(II)	Higher-priced mortgage loan required escrow account test.

Federal TILA (12 CFR §1026.15, 18, 22, 23 and 36)

(I)	TILA finance charge test.
(II)	TILA APR test.
(III)	Dual Broker Compensation test.
(IV)	Loan originator credits test.
(V)	TILA Financing of Single Premium Credit Insurance test.
(VI)	TILA Right of Rescission Test:

Initial Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Initial loan estimate delivery date test (from application).
(II)	Initial loan estimate delivery date test (prior to consummation).
(III)	Written list of service provider’s disclosure date test.

Revised Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Revised loan estimate delivery date test (prior to consummation).

Revised Loan Estimate Timing & Changed Circumstances Requirements (12 CFR §1026.19)

(I)	Valid or invalid changed circumstances test.
(II)	Revised loan estimate delivery date and changed circumstances date test.
(III)	Revised loan estimate lender credits test.

Initial Closing Disclosure Timing Requirements

(I)	Initial closing disclosure delivery date test. (12 CFR §1026.19).

Initial Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Initial closing disclosure delivery date and changed circumstances date test.
(III)	Initial closing disclosure lender credits test.

Revised Closing Disclosure Timing Requirements (12 CFR §1026.19 and 22)

(I)	APR Tolerance Test.
(II)	Revised Closing Disclosure Waiting Period Required test.
(III)	Revised closing disclosure delivery date test.

Revised Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Revised closing disclosure delivery date and changed circumstances date test.
(III)	Revised closing disclosure delivery date and date the rate was set test.
(IV)	Revised closing disclosure lender credits test.

Integrated Disclosures Tolerance & Reimbursement Provisions (12 CFR §1026.19)

(I)	Charges that cannot increase test.
(II)	Lender credits that cannot decrease test.
(III)	Charges that in total cannot increase more than 10% test.
(IV)	Charges that can have an unlimited increase test.

Federal RESPA (12 CFR §§1024.8, 1024.20, 1026.33)

(I)	Homeownership counseling organizations disclosure date test.
(II)	Good Faith Estimate disclosure date test.
(III)	RESPA “Your Credit or Charge” (802) Disallowed Credit and Charge test.

In addition to the checks disclosed above, various state license-based consumer lending and licensing laws and regulations tests were also completed using the third-party compliance software.

This pool contains 111 loans that were classified as “business purpose”. In such cases compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

General Ability to Repay

CRES reviews all loan transactions that are covered by the Ability to Repay rule as set forth in Regulation Z- Truth in Lending Act (TILA) to determine whether the lender considered and evaluated the eight underwriting factors. The eight factors reviewed are: (i) Current or reasonably expected income or assets (other than the value of the property that secures the loan) that the consumer will rely on to repay the loan, (ii) Current employment status (if you rely on employment income when assessing the consumer’s ability to repay), (iii) Projected monthly mortgage payment for this loan (calculated using the introductory or fully- indexed rate, whichever is higher, and monthly, fully-amortizing payments that are substantially equal), (iv) Projected monthly payment on any simultaneous loans secured by the same property, (v) Monthly payments for property taxes and insurance that you require the consumer to buy, and certain other costs related to the property such as homeowners association fees or ground rent, (vi) Debts, alimony, and child- support obligations, (vii) Monthly debt-to-income ratio or residual income, calculated using the total of all of the mortgage and non-mortgage obligations listed above, as a ratio of gross monthly income, and (viii) Credit history.

Qualified Mortgage

When applicable, CRES assessed the borrower(s)’ QM classification and re-assigns a due diligence reviewed QM or Non-QM type for each loan. Loans are classified into one of the following five categories: (i) QM/Non-Higher Priced Mortgage Loan (safe harbor): Loans that meet the rule’s definition of a QM and are eligible for safe harbor protection, (ii) QM/High Priced Mortgage Loan (rebuttable presumption): Loans that meet the rule’s definition of a QM and are eligible for rebuttable presumption protection, (iii) Non-QM Compliant: Loans that do not meet the QM definition but fully comply with the ATR rule, (iv) Non- QM/Non-Compliant: Loans that do not meet the QM definition and do not comply with the ATR rule, and (v) Not Covered/Exempt: Loans that are not covered by the rule.

Note that CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review. Classifications of QM and Non-QM are based on multiple factors including, but not limited to, requirements as set forth in Appendix Q to Part 1026.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
Investment/Business Purpose Loans	111	42.05%
Initial Application Date prior to October 3, 2015	0	0.00%
CRES Level II TRID Review	153	57.95%

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

• Appraisal.
• Asset documentation. • Business Purpose Certification (if applicable)
• Changed circumstance documentation.
• Credit report.
• FACTA disclosures.
• Final 1003.
• Final HUD-1/Closing Disclosure(s).
• Hazard and/or flood insurance policies.
• HUD from sale of previous residence.
• Homeownership counseling organizations disclosure.
• Income and employment documentation.
• Initial and final GFE’s.
• Initial application (1003).
• Initial escrow disclosure.
• Initial TIL. • Leases
• Loan Estimate(s). • Market Rent supporting documentation
• Mortgage Insurance.
• Mortgage/Deed of Trust.
• Note.
• Notice of Special Flood Hazards.

• Sales contract.
• Tangible Net Benefit Disclosure.
• Title/Preliminary Title.
• Written List of Service Providers.

(6)	Tape Data Compare

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	Interest Rate	Original Balance	QM Type
CLTV	Lien Position	P&I Payment	Term
Doc Level	LTV	Property City
DTI	Note Date	Property State
FICO	Note Type	Property Zip
First Payment Date	Occupancy	Purpose

The aggregator provided CRES with loan level data regarding the mortgage loans for the data integrity check. The aggregator received the data directly from sellers through loan registrations in its system or via data tape.

Of the 264 mortgage loans reviewed, all 264 mortgage loans had at least one tape discrepancy across 20 data fields (some mortgage loans had more than one data discrepancy). Excluding data discrepancies due to the seller not providing tape data, forty-four of the 264 loans maintained a tape discrepancy. The following table discloses the number of data discrepancies noted by field name. Note, some of the discrepancies disclosed are due to the seller not providing the data point within the tape.

Field Compare	Discrepancy: No	Discrepancy: Yes	Total
Appraised Value	256	8	264
CLTV	261	3	264
Doc Level	260	4	264
DTI	249	15	264
FICO	253	11	264
First Payment Date	260	4	264
Interest Rate	264		264
Lien Position	264		264
LTV	261	3	264
Note Date*		264	264
Note Type	264		264
Occupancy	264		264
Original Balance	264		264
P&I Payment*		264	264
Property City	260	4	264
Property State	264		264
Property Zip	259	5	264
Purpose	254	10	264
QM Type*		264	264
Term	264		264

*Note Date, P&I Payment, QM Type/TILA: Tape data was not provided.
DTI Variance Threshold Applied: 3%

DTI variances are the difference on the percentage of income dedicated toward making debt payments. These variances occur frequently due to differences in calculating incomes. Total Debt Ratio variances that were less than or equal to 3% of the tape value are not included in the data discrepancies reflected.

(7)  Credit, Compliance and Property Valuation Results

Credit Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Credit grade of “B” or higher and 80.68% of the mortgage loans by number have a Credit grade of “A.” Exceptions or waivers were documented and supported with compensating factors on the 51 credit grade “B” loans.

NRSRO Grade	Loan Count	Percentage
A	213	80.68%
B	51	19.32%
C	0	0.00%
Total	264	100.00%

Compliance Results Summary

Approximately 100.00% of all mortgage loans by number received an “A” or “B” or higher and 96.97% of the mortgage loans by number have a Valuation grade of “A.” Eight loans initially failed compliance, however, subsequent documentation was provided to cure or change the compliance rating to align with Agency and the SFIG RMBS 3.0 TRID Matrix guidance published.

NRSRO Grade	Loan Count	Percentage
A	256	96.97%
B	8	3.03%
C	0	0.00%
Total	264	100.00%

Property Valuation Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Valuation grade of “B” or higher and 96.59% of the mortgage loans by number have a Valuation grade of “A.”

NRSRO Grade	Loan Count	Percentage
A	255	96.59%
B	9	3.41%
C	0	0.00%
Total	264	100.00%

Overall Results Summary

Approximately 100.00% of all loans by number received an “A” or “B” overall grade and 75.76% of all loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	200	75.76%
B	64	24.24%
C	0	0.00%
Total	264	100.00%

(8)	Pool Stratification Summary

Lien Position	Count	Percentage
First	264	100.00%
Total	264	100.00%

Note Type	Count	Percentage
Arm	15	5.68%
Fixed	249	94.32%
Total	264	100.00%

Occupancy	Count	Percentage
Owner Occupied	141	53.41%
Non-Owner Occupied	111	42.05%
Second Home	12	4.55%
Total	264	100.00%

Purpose	Count	Percentage
Purchase	165	62.50%
Refi - Cash Out	53	20.08%
Rate Term Refi	46	17.42%
Total	264	100.00%

Property Type	Count	Percentage
Single Family	131	49.62%
PUD	72	27.27%
Condo	35	13.26%
2-4 Family	25	9.47%
Commercial	0	0.00%
Townhome	1	0.38%
Mixed Use	0	0.00%
Total	264	100.00%

Debt to Income	Count	Percentage
0-10%*	6	3.59%
10%-20%	20	11.98%
20%-30%	19	11.38%
30%-40%	47	28.14%
40%-50%	75	44.91%
50%-60%	0	0.00%
Total	167	100.00%

DSCR Loans	Count	Percentage
<0 or	0	0.00%
0-0.19	0	0.00%
0.2-0.39	0	0.00%
0.4-0.59	1	1.19%
0.6-0.79	3	3.57%
0.8-.99	15	17.86%
1-1.19	26	30.95%
1.2-1.39	15	17.86%
1.4-1.59	15	17.86%
1.6-1.79	1	1.19%
1.8-1.99	5	5.95%
=>2	3	3.57%
Total	84	100.00%
The pool maintained three loans that qualified under an Investor Cash Flow Program (DSCR loan) Thirteen loans were qualified under No Ratio or Asset Only programs that did not require a DTI or DSCR.

Loan to Value	Count	Percentage
0%-9.99%	0	0.00%
10%-19.99%	1	0.38%
20%-29.99%	2	0.76%
30%-39.99%	7	2.65%
40%-49.99%	12	4.55%
50%-59.99%	25	9.47%
60%-69.99%	56	21.21%
70%-79.99%	77	29.17%
80%-89.99%	73	27.65%
90%-100%	11	4.17%
Total	264	100.00%

State	Count	Percentage
CA	163	61.74%
FL	72	27.27%
GA	8	3.03%
NV	5	1.89%
AZ	4	1.52%
WA	3	1.14%
CO	2	0.76%
SC	2	0.76%
UT	2	0.76%
TN	1	0.38%
NY	1	0.38%
NC	1	0.38%
Total	264	100.00%